UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 23, 2005

Community Capital Corporation
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-18460	57-0866395
(Commission File Number)	(I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649
(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 23, 2005, Community Capital Corporation redeemed 26,800 shares of its common stock in a private transaction with a single shareholder. The redemption price paid was $23.25 per share for an aggregate redemption price of $623,100. As a private transaction, this redemption occurred within the share repurchase program previously announced through a Form 8-K filed on August 18, 2005.

Following the redemption, Community Capital Corporation has 3,768,444 shares outstanding. The common stock of Community Capital Corporation trades under the symbol “CYL”, and the closing price per share on September 22, 2005, as reported by the American Stock Exchange, was $23.40.

Item 9.01. Financial Statements and Exhibits.

(a) - (b)	Not applicable.

(c) Exhibits.	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: September 23, 2005	By:	/s/ William G. Stevens

William G. Stevens President and Chief Executive Officer